UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 6, 2006

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 6, 2006, NCI Building Systems, Inc. (the “Company”) entered into a separation and consulting agreement (the “Agreement”) governing the terms of employment for William M. Young, Chief Executive Officer of the Company’s engineered buildings systems division. Pursuant to the Agreement, effective October 31, 2006, Mr. Young resigned from all positions as an executive officer of the Company and its subsidiaries. The Agreement provides that Mr. Young will remain as a consultant to the Company from November 1, 2006 through October 31, 2008. The terms of the Agreement, a copy of which is being filed as Exhibit 10.1 to this Report, are hereby incorporated by reference in their entirety.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.1	Separation and Consulting Agreement, dated November 6, 2006, between NCI Building Systems, Inc. and William M. Young.

William M. Young

November 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Todd R. Moore
Vice President, General Counsel and
Secretary

Dated: November 7, 2006